LIEN SUBORDINATION AGREEMENT

                                     between

               TORONTO DOMINION (TEXAS), INC., as Liquidity Agent


                                       and

             TORONTO DOMINION (TEXAS), INC., as Existing Debt Agent



                           DATED AS OF MARCH 16, 2000




                     This document was prepared by, and when
                           recorded, please return to:

                           Simpson Thacher & Bartlett
                        3373 Hillview Avenue - Suite 250
                           Palo Alto, California 94304
                          Attn: Erin L. Rothfuss, Esq.

                          LIEN SUBORDINATION AGREEMENT
                          ----------------------------

                  LIEN  SUBORDINATION  AGREEMENT (this  "Agreement") dated as of
                                                         ---------
March 16, 2000 between TORONTO DOMINION (TEXAS), INC., a Delaware corporation, as administrative agent and collateral agent for the Liquidity Lenders referred to below (in such capacity, the "Liquidity Agent"), and TORONTO DOMINION
                                     ----------------
(TEXAS), INC., a Delaware corporation, as general administrative agent for the Existing Lenders referred to below (in such capacity, the "Existing Debt
                                                                  --------------
Agent").
-----

                                    RECITALS
                                    --------

                  A. Safety-Kleen Systems, Inc. (formerly known as Safety-Kleen Corp.), a Wisconsin corporation ("Safety-Kleen"), is a subsidiary of
                                         ------------
Safety-Kleen  Corp., a Delaware  corporation  ("Parent").  The Liquidity  Agent,
                                                ------
Safety-Kleen,  Safety-Kleen Services, Inc., a Delaware corporation ("Services"),
                                                                     --------
and the several banks and other financial institutions or entities from time to time parties thereto (collectively, the "Liquidity Lenders") have entered into
                                           -----------------
that certain Demand Loan Agreement dated as of March 14, 2000 (as the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time, the "Liquidity Credit Agreement") which
                                            ----------------------------
contains certain terms and provisions concerning a loan made by the Liquidity Lenders to Safety-Kleen in the aggregate principal amount of up to $20,000,000 (the "Liquidity Loan"). The Liquidity Loan may be evidenced by promissory notes
      ---------------
of Safety-Kleen made payable to the order of the relevant Liquidity Lender (as the same may be amended, supplemented, modified, extended, restated or replaced from time to time, the "Liquidity Notes"). The Liquidity Agent is the
                             ----------------
administrative agent and collateral agent for the Liquidity Lenders pursuant to the Liquidity Credit Agreement.

                  B. The Existing Debt Agent, Parent, Services, the financial institutions described and defined therein (collectively, the "Existing
                                                                        --------
Lenders"),  Safety-Kleen  (Canada) Ltd., The Toronto-Dominion  Bank, as Canadian
-------
administrative agent, TD Securities (USA) Inc., as arranger, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, Bank of America, N.A., The First National Bank of Chicago and Wachovia Bank, N.A., as managing agents have entered into that certain Amended and Restated Credit Agreement dated as of April 3, 1998 (as the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time, the
"Existing  Credit  Agreement")  which  contains  certain  terms  and  provisions
 ---------------------------
concerning loans and other extensions of credit made by the Existing Lenders to Services in the aggregate principal amount of up to $2,100,000,000 (the "Existing Debt"). The Existing Debt is evidenced by promissory notes of Borrower
 -------------
made payable to the order of the relevant Existing Lender (as the same may be amended, supplemented, modified, extended, restated or replaced from time to time, the "Existing Notes"). In recognition of the benefits conferred on
             ---------------
Safety-Kleen, as a subsidiary of Services, from Services entering into the Existing Credit Agreement, Safety-Kleen executed that certain Guarantee and Collateral Agreement dated as of April 3, 1998 (the "Guarantee"), pursuant to
                                                       ---------
which Safety-Kleen guaranteed to the Existing Debt Agent the prompt and complete payment and performance by Parent when due of the Borrower Obligations and the Working Capital Obligations (each as defined in the Guarantee). The Existing Debt Agent is the general administrative agent for the Existing Lenders pursuant to the Existing Credit Agreement and the Guarantee.

                  C. The Existing Debt is, and the Liquidity Loan shall be, each secured by liens encumbering the interests of Safety-Kleen in the real property described on Exhibit A attached and the improvements located or to be located thereon (such interests, real property and improvements being collectively referred to as, the "Property").
                     --------

                  D. The Liquidity Agent and the Existing Debt Agent desire to enter into this Agreement for the purpose of establishing the priorities of their respective interests in the Property, and for the purpose of setting forth certain other agreements between them with respect to their agreements with Safety-Kleen.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the premises, the payment of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Liquidity Agent and the Existing Debt Agent agree as follows:

                  1.    Defined Terms.  As used in this Agreement, the following
                        -------------
terms shall have the meanings hereinafter set forth:


                  Existing Credit Agreement:  As defined in the Recitals to this
                  -------------------------
         Agreement.

                  Existing Debt Documents: All loan documents,  loan agreements,
                  -----------------------
         notes, security agreements, mortgages, guaranties, collateral security agreements and other instruments evidencing, representing, securing and/or guaranteeing the Existing Debt, including, without limitation, the Existing Notes and the Existing Mortgage, as any of the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time.

                  Existing Mortgage: That certain Mortgage,  Assignment of Rents
                  -----------------
         and Leases and Security Agreement dated as of May 22, 1998 made by Safety-Kleen in favor of the Existing Debt Agent securing repayment of the Existing Debt and encumbering the Property and recorded in the Recorder's Office on May 22, 1998 as Document 98K044699, as the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time.

                  Existing Notes:  As defined in the Recitals to this Agreement.
                  --------------

                  Existing  Obligations:  the  principal  amount of, and accrued
                  ---------------------
         interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Safety-Kleen), the Existing Notes and the Existing Credit Agreement, and all other indebtedness, obligations and liabilities of Safety-Kleen to the Existing Debt Agent now existing or hereafter incurred or created under or with respect to or in connection with the Existing Notes and the Existing Credit Agreement.

                  Existing  Security  Documents:  The Existing  Mortgage and any
                  -----------------------------
         other mortgages, assignment of rents or security agreements executed in connection with the Existing Debt from time to time as any of the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time.

                  Governmental Authority: Any nation or government, any state or
                  ----------------------
         other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  Liquidity Credit Agreement: As defined in the Recitals to this
                  --------------------------
         Agreement.

                  Liquidity Loan:  As defined in the Recitals to this Agreement.
                  --------------
                  --------------

                  Liquidity Loan Documents: All loan documents, loan agreements,
                  ------------------------
         notes, security agreements, mortgages, guaranties, collateral security agreements and other instruments evidencing, representing, securing and/or guaranteeing the Liquidity Loan, including, without limitation, the Liquidity Credit Agreement, the Liquidity Notes and the Liquidity Mortgage, as any of the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time.

                  Liquidity  Mortgage:  The  Mortgage,  Assignment  of Rents and
                  -------------------
         Leases and Security Agreement dated as of the date hereof made by Safety-Kleen in favor of the Liquidity Agent securing repayment of the Liquidity Loan and encumbering the Property and to be recorded in the Recorder's Office, as the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time.

                  Liquidity Notes: As defined in the Recitals to this Agreement.
                  ---------------

                  Liquidity  Obligations:   All  obligations,   liabilities  and
                  ----------------------
         indebtedness of Safety-Kleen under any Liquidity Loan Document, including, without limitation (A) the principal amount of, and accrued interest on (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Safety-Kleen, whether or not such interest would be allowed in such case, proceeding or action), the Liquidity Loan, (B) all other indebtedness, obligations and liabilities of Safety-Kleen to the Liquidity Agent now existing or hereafter incurred or created under the Liquidity Loan Documents, and
         (C) all
         other indebtedness, obligations and liabilities of Safety-Kleen to the Liquidity Agent now existing or hereafter incurred or created.

                  Liquidity Security  Documents:  The Liquidity Mortgage and any
                  -----------------------------
         other mortgages, assignment of rents or security agreements executed in connection with the Liquidity Loan from time to time as any of the same may be amended, supplemented, extended, renewed, restated, replaced, substituted or otherwise modified from time to time.

                  Parent:  As defined in the Recitals to this Agreement.
                  ------

                  Person:  An  individual,  partnership,  corporation,  business
                  ------
         trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  Property:  As defined in the Recitals to this Agreement.
                  --------

                  Recorder's Office:   The Office of the Kane County Recorder of
                  -----------------
         Deeds, Elgin, Illinois.

                  Safety-Kleen:  As defined in the Recitals to this Agreement.
                  ------------

                  2.   Subordination and Priority. (a) The lien of the Liquidity
                       --------------------------
Security Documents and any future advances made thereunder shall be and remain a first lien against the Property and the lien of the Existing Security Documents shall at all times, whether before, after or during the pendency of any bankruptcy, reorganization or other insolvency proceeding, be junior, subject and subordinate to the lien of the Liquidity Security Documents and any future advances made thereunder.

                  (b) Notwithstanding any provision of the Existing Mortgage to the contrary, all obligations of Safety-Kleen thereunder and all rights of the Existing Debt Agent, including, without limitation, the Existing Debt Agent's rights with respect to insurance proceeds, condemnation awards and assignment of rents, are and shall be subordinate and subject to the prior obligations of Safety-Kleen and the prior rights of the Liquidity Agent under the Liquidity Mortgage.

                  (c) (A) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of Safety-Kleen or the proceeds thereof to any creditor or creditors of
Safety-Kleen or (B) upon any indebtedness of Safety-Kleen becoming due and payable by reason of any liquidation, dissolution or other winding-up of Safety-Kleen or its business or by reason of any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangement or any proceeding by or against Safety-Kleen for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, or any law, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition, or extension, or (C) in the event that any of the Existing Debt is declared due and payable prior to its stated maturity (under circumstances when the preceding clause (A) or (B) shall not be applicable), or (D) in the event that any of the Liquidity Obligations have become, or have been declared to be, due and payable (and have not been paid in accordance with their terms), then and in any such event, any payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Existing Debt Agent upon or in respect of the Existing Debt, shall instead be paid over or delivered to, and for the account of, the Liquidity Agent, and the Existing Debt Agent shall not receive any such payment or distribution or any benefit therefrom unless and until the Liquidity Obligations shall have been fully paid and satisfied in cash.

                  (d) The Existing Debt Agent agrees that any increase in the amount of, or any extension, acceleration, restructuring or refinancing of, the Liquidity Obligations shall not affect the obligations of the Existing Debt Agent hereunder so long as the principal amount of such Liquidity Obligations does not exceed $20,000,000.

                  3.   Rights of Liquidity  Agent.  (a) Nothing herein contained
                       --------------------------
shall be deemed to preclude the Existing Debt Agent from appearing or being heard in any bankruptcy, insolvency, or other similar proceedings affecting Safety-Kleen, nor from collecting from Safety-Kleen (or any other party which may be liable therefor) the full amount due to the Existing Debt Agent (through subrogation to the rights of the Liquidity Agent or otherwise) after all amounts due to the Liquidity Agent have been fully paid and satisfied by payment in full in cash.

                  (b) Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by the Existing Debt Agent in respect of the Existing Mortgage, and such collection or receipt is not expressly permitted hereunder, the Existing Debt Agent will forthwith turn over the same to, and for the account of, the Liquidity Agent, in the form received (except for the endorsement or the assignment of the Existing Debt Agent when necessary) and, until so turned over, the same shall be held in trust by the Existing Debt Agent as the property of the Liquidity Agent and kept separately from and not commingled with other assets or funds of the Existing Debt Agent.

                  (c) If at any time payment of all or any part of the Liquidity Obligations is rescinded or must otherwise be restored or returned by the Liquidity Agent upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Safety-Kleen or upon the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for Safety-Kleen or any substantial part of its property, or otherwise and the Existing Debt Agent has received proceeds of the Existing Mortgage, the Existing Debt Agent shall forthwith turn over the same to, and for the account of, the Liquidity Agent, until the Liquidity Agent has received the full amount of the Liquidity Obligations which have been so rescinded, restored or returned.

                  (d) The Existing Debt Agent hereby waives all rights of marshalling of assets or proration of security interests in the event of any sale of the Property pursuant to a foreclosure of the Liquidity Loan Documents or otherwise.

                  (e) The Existing Debt Agent agrees that it shall not acquire any lien, by subrogation or otherwise, prior in right to the lien of the Liquidity Loan Documents on any portion of the Property.

                  4.   Liquidity  Obligations.  The Existing Debt Agent consents
                       ----------------------
that, without the necessity of any reservation of rights against the Existing Debt Agent, and without notice to or further assent by the Existing Debt Agent,
(i) any demand for payment of any of the Liquidity Obligations made by the Liquidity Agent may be rescinded in whole or in part by the Liquidity Agent, and any of the Liquidity Obligations may be continued, and the Liquidity Obligations, or the liability of Safety-Kleen or any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of Safety-Kleen or any other Person under the Liquidity Loan Documents, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Liquidity Agent and (ii) the Liquidity Loan Documents and any document or instrument evidencing or governing the terms of any other Liquidity Obligations or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Liquidity Agent may deem advisable from time to time, and any collateral security at any time held by the Liquidity Agent for the payment of any of the Liquidity Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Existing Debt Agent, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Existing Debt Agent waives any and all notice of the creation, renewal, extension or accrual of any of the Liquidity Obligations and notice of or proof of reliance by the Liquidity Agent upon this Agreement, and the Liquidity Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between Safety-Kleen and the Liquidity Agent shall be deemed to have been consummated in reliance upon this Agreement. The Existing Debt Agent acknowledges and agrees that the Liquidity Agent has relied upon the subordination provided for herein in entering into the Liquidity Loan Documents and in making funds available to Safety-Kleen thereunder. The Existing Debt Agent waives notice of or proof of reliance of this Agreement and protest, demand for payment and notice of default and nothing contained in this Agreement will be construed to require reliance as a condition to enforcement of any provision of this Agreement.

                  5.   Decisions  Regarding Collateral.  (a) Notwithstanding the
                       -------------------------------
existence of the Existing Debt Documents, the Liquidity Agent shall be free to initiate proceedings, make modifications, grant consents and otherwise deal with respect to the Property or any other collateral under the Liquidity Loan Documents in the same manner and to the same extent as it would have been able to do had the liens under the Existing Debt Documents not been granted.

Further, if the Liquidity Agent, acting under the Liquidity Loan Documents, consents to or approves of any action by Safety-Kleen with respect to the Property which will require the Existing Debt Agent's acquiescence or joinder or other affirmative act to implement, then Existing Debt Agent shall grant its consent, execute any necessary instrument or take such other action as may be required and the Existing Debt Agent hereby irrevocably authorizes and empowers the Liquidity Agent, at the Liquidity Agent's option and in the Liquidity Agent's sole discretion, as attorney-in-fact for the Existing Debt Agent to execute, acknowledge and deliver any necessary instruments in the name of the Existing Debt Agent and to do and perform any acts to effectuate the provisions of this paragraph. This power of attorney is a power coupled with an interest and cannot be revoked.

                  (b) If the Liquidity Agent shall at any time release to Safety-Kleen any insurance proceeds or condemnation award for the purpose of restoration of the Property, such proceeds or award shall be applied to such restoration notwithstanding any provision in the Existing Debt Documents to the contrary.

                  (c) If the Liquidity Agent shall enter into a non-disturbance agreement with a tenant of any portion of the Property, then the Existing Debt Agent shall be obligated to execute a non-disturbance agreement with such tenant, provided that such agreement shall not impose any obligations on the Existing Lenders.

                  (d) In the event that the Liquidity Agent enforces its right to sell the Property pursuant to the Liquidity Mortgage, the Liquidity Agent agrees to act in a commercially reasonably manner to maximize the value of the Property.

                  6.   Distribution of Proceeds. The proceeds of (i) any sale or
                       ------------------------
refinancing of the Property or any part thereof or any interest therein, (ii) any insurance proceeds or condemnation awards in respect of the Property which are not released to Safety-Kleen for restoration, (iii) any other proceeds or other payments or receipts on account of the Liquidity Mortgage and the Existing Mortgage shall be applied to pay:

         (a)      first, all costs and expenses (including, without limitation,
                  -----
                  attorneys' fees and disbursements) incurred by the Liquidity Agent in collecting or realizing any such sums;

         (b)      second,  all interest and other amounts (other than principal)
                  ------
                  due to the Liquidity Agent under the Liquidity Loan Documents (including, without limitation, interest accruing after the commencement of a bankruptcy, reorganization or other insolvency proceeding whether such interest is allowable in such proceeding or not);

         (c)      third,  to all principal on account of the Liquidity Loan due
                  -----
                  to the Liquidity Agent under the Liquidity Loan Documents;

         (d)      fourth,  principal  and  accrued  interest due to the Existing
                  ------
                  Debt Agent on account of the Existing Debt (including, without limitation, interest accruing after the commencement of a bankruptcy, reorganization or other insol-vency proceeding whether such interest is allowable in such proceeding or not);

         (e)      fifth,  the balance, if  any,  to  Safety-Kleen  or  any other
                  -----
                  person lawfully entitled to suchamounts.

                  7.   Reinstatement.  This  Agreement  or  any provision hereof
                       -------------
shall continue to be effective, or be reinstated, as the case may be, including, without limitation the reinstatement of the Liquidity Agent, to its capacity as the Liquidity Agent with all of the rights set forth in this Agreement, if at any time payment, or any part thereof, of any of the Liquidity Obligations is avoided, rescinded or must otherwise be restored or returned by the Liquidity Agent upon or as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of Safety-Kleen, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Safety-Kleen or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  8.   Severability.  Any  provision of this  Agreement which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  9.   No Waiver.  No waiver  shall be  deemed to be made by the
                       ---------
Liquidity Agent of any of its rights hereunder, or under the Liquidity Loan Documents, unless the same shall be in writing and signed by the Liquidity Agent, and each waiver, if any, shall be a waiver only with respect to the specific instances involved and shall in no way impair the rights of the Liquidity Agent in any other respect at any other time.

                  10.  Recordation of this Agreement. This Agreement is intended
                       -----------------------------
to be recorded in the Recorder's Office.

                  11.  Parties.  This Agreement shall be binding upon, and shall
                       -------
inure to the benefit of the Liquidity Agent and Existing Debt Agent and their respective successors and assigns, including, without limitation, all future holders of the Liquidity Loan and the Existing Debt.

                  12.  Amendments.    No  provision  of  this Agreement shall be
                       ----------
waived, amended or supplemented except by written agreement of the party charged with such waiver, amendment or supplement.

                  13.  GOVERNING LAW.      THIS AGREEMENT  AND  THE  RIGHTS  AND
                       -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

                  14.  Submission  to  Jurisdiction.  Each party  hereto  hereby
                       ----------------------------
submits to the jurisdiction of the Courts of the State of New York and the United States District Court of the Southern District of New York for the purpose of resolution of any and all actions brought hereunder. Each party hereto irrevocably waives any objections, including without limitation any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction.

                  15.  WAIVERS OF JURY TRIAL.  THE LIQUIDITY AGENT, THE EXISTING
                       ---------------------
DEBT AGENT AND SAFETY-KLEEN HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  16.  No Third Party  Beneficiaries. Nothing  contained in this
                       -----------------------------
Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any person other than the Liquidity Agent and the Existing Debt Agent.

                  17.  Notices. All notices required to be given hereunder shall
                       -------
be sent by the methods and at the addresses set forth in the Liquidity Loan Agreement or, in the case of the Existing Debt Agent, in the Existing Credit Agreement.

                  18.  Counterparts.  This Agreement and the consent hereto may
                       ------------
be executed in counterparts, all of which,  taken together, shall constitute one
and the same instrument,   and any of the parties hereto may execute this Agree-
ment by signing any such counterpart.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                             Liquidity Agent:
                                             ---------------

                                             TORONTO DOMINION (TEXAS), INC.,as
                                             administrative agent and collateral
                                             agent for the Liquidity Lenders


                                             By: /s/ Warren Finlay
                                                 -----------------
                                                 Name:  Warren Finlay
                                                 Title:    President

                                             Existing Debt Agent:
                                             -------------------

                                             TORONTO DOMINION (TEXAS), INC.,
                                             as general amdinistrative agent for
                                             the Existing Lenders


                                             By: /s/ Warren Finlay
                                                 -----------------
                                                 Name:  Warren Finlay
                                                 Title:    President

                  The undersigned, Safety-Kleen, hereby agrees to comply with all the terms and provisions of this Agreement in all respects.

                                             SAFETY-KLEEN SYSTEMS, INC.(formerly
                                             known as Safety-Kleen Corp.)


                                             By: /s/ Henry H. Taylor
                                                 -------------------
                                                 Name: Henry H. Taylor
                                                 Title:   Secretary

COUNTY OF HARRIS                   )
          ------

STATE OF TEXAS                     )               ss.:
         -----



On the 16th day of March in the year 2000 before me,  the undersigned,  a notary
       ----
notary  public  in and for  said  State,  personally  appeared   Warren  Finlay
                                                                ----------------
personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Stacey L. Ahrendt                                      [Notary Seal]
------------------------

    Notary Public

COUNTY OF RICHLAND                 )
          --------

STATE OF SOUTH CAROLINA            )               ss.:
         --------------



On the 16TH day of March in the year 2000 before me, the undersigned,  a  notary
       ----
notary  public in  and for said State,  personally  appeared   Henry H.  Taylor
                                                              ------------------
personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Helen P. Smith
----------------------------

    Notary Public
My commission expires 01-30-09


[Notary Seal]

                                   SCHEDULE A
                                   ----------

                            DESCRIPTION THE PREMISES

PARCEL ONE:
THAT PART OF SECTIONS 5, 8 AND 9. TOWNSHIP 41 NORTH, RANGE 6 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH EAST CORNER OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 41 MINUTES, 46 SECONDS WEST, ALONG THE NORTH LINE OF SAID SECTION 8, A DISTANCE OF 1134.97 FEET (RECORD BEING 1139.38
FEET); THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG A LINE THAT IF EXTENDED SOUTHERLY WOULD INTERSECT THE SOUTH LINE OF SAID SECTION 8 AT A POINT THAT IS 1067.26 FEET (RECORD BEING 1065.24 FEET: WESTERLY OF, AS MEASURED ALONG SAID SOUTH LINE, THE SOUTH EAST CORNER OF SAID SECTION 8, (THIS LINE HEREAFTER REFERRED TO AS "LINE A"). A DISTANCE OF 33.31 FEET FOR THE POINT OF BEGINNING; THENCE CONTINUING SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID "LINE A", A DISTANCE OF 336.69 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 410.00 FEET; THENCE NORTH 40 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 50.00 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 200.00 FEET; THENCE NORTH 13

                              SCHEDULE A CONTINUED

DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 360.00 FEET; THENCE NORTH 78 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 34 DEGREES, 15 MINUTES, 15 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 00 DEGREES, 18 MINUTES, 14 SECONDS WEST, A DISTANCE OF 204.24 FEET TO THE SOUTH LINE OF THE SOUTH EAST 1/4 OF SAID SECTION 5; THENCE SOUTH 89 DEGREES, 41 MINUTES, 46 SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 360.40 FEET TO A POINT THAT IS 440.00 FEET WESTERLY OF "LINE A", AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 5; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, PARALLEL WITH SAID "LINE A", A DISTANCE OF 834.95 FEET: THENCE SOUTH 89 DEGREES, 57 MINUTES, 10 SECONDS EAST, A DISTANCE OF 407.00 FEET TO A POINT ON A LINE THAT IS 33.00 FEET WESTERLY OF, AS MEASURED AT RIGHT ANGLES AND PARALLEL WITH SAID "LINE A"; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 386.51 FEET TO A POINT THAT IS 1400.00 FEET, AS MEASURED ALONG SAID LINE, NORTHERLY OF THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON WEST HIGHLAND ACRES, BEING A SUBDIVISION OF PART OF SAID SECTION 8; THENCE SOUTH 74 DEGREE, 42 MINUTES, 18 SECONDS EAST, A DISTANCE OF 764.00 FEET; THENCE SOUTH 08 DEGREES, 39 MINUTES, 29 SECONDS WEST, A DISTANCE OF 1219.57 FEET TO A POINT ON THE SOUTH LINE ON THE NORTH EAST 1/4 OF SAID SECTION 8 THAT IS 586.10 FEET, AS MEASURED ALONG SAID SOUTH LINE, WEST OF THE SOUTH EAST CORNER OF THE NORTH EAST 1/4 OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 32 MINUTES, 11 SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 576.99 FEET TO THE WESTERLY RIGHT OF WAY LINE OF RANDALL ROAD; THENCE NORTHERLY, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 2361.83 FEET, A DISTANCE OF 380.11 FEET; THENCE NORTH 22 DEGREES, 59 MINUTES, 59 SECONDS EAST, ALONG SAID WESTERLY RIGHT OF WAY LINE, TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 133.22 FEET; THENCE NORTHEASTERLY, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 15,556.13 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 1135.72 FEET; THENCE NORTH 18 DEGREES, 49 MINUTES, 00 SECONDS EAST, ALONG SAID WESTERLY RIGHT OF WAY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 336.25 FEET TO THE SOUTHERLY LINE OF FLETCHER DRIVE AS MONUMENTED IN OAK CREEK. BEING A SUBDIVISION OF PART OF SAID SECTIONS 8 AND 9; THENCE NORTH 84 DEGREES, 07 MINUTES, 20 SECONDS WEST, ALONG SAID SOUTHERLY LINE, A DISTANCE OF
109.34 FEET; THENCE SOUTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 128.00 FEET (RECORD BEING 128.03 FEET) AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 77.07 FEET (RECORD BEING 77.09 FEET); THENCE SOUTH 61 DEGREES, 22 MINUTES, 45 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF
60.30 FEET; THENCE SOUTHWESTERLY AND NORTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE RIGHT, HAVING A RADIUS OF 193.99 FEET AND BEING

                              SCHEDULE A CONTINUED

TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 159.13 FEET; THENCE NORTH 71 DEGREES, 37 MINUTES, 16 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 55.28 FEET; THENCE NORTHWESTERLY, ALONG SAID SOUTHERLY LINE, BEING ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF
552.26 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 106.02 FEET; THENCE NORTH 60 DEGREES, 37 MINUTES, 18 SECONDS WEST, ALONG SAID SOUTHERLY LINE, BEING TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 254.65 FEET TO THE SOUTHWESTERLY CORNER OF SAID FLETCHER DRIVE AS MONUMENTED; THENCE NORTH 17 DEGREES, 28 MINUTES, 12 SECONDS EAST, ALONG THE WESTERLY LINE OF SAID OAK CREEK AS MONUMENTED, A DISTANCE 346.63 FEET TO THE NORTH WEST CORNER OF LOT 2; THENCE NORTH 37 DEGREES, 36 MINUTES, 29 SECONDS WEST, A DISTANCE OF 394.75 FEET; THENCE SOUTH 57 DEGREES, 38 MINUTES, 53 SECONDS WEST, A DISTANCE OF 180.00 FEET; THENCE SOUTH 20 DEGREES, 3 MINUTES, 49 SECONDS WEST, A DISTANCE OF 309.98 FEET; THENCE NORTH 58 DEGREES, 03 MINUTES, 53 SECONDS WEST, A DISTANCE OF 588.89 FEET; THENCE NORTH 60 DEGREES, 2 MINUTES, 26 SECONDS WEST, A DISTANCE OF 143.96 FEET TO THE POINT OF BEGINNING, IN THE CITY OF OF ELGIN AND OF TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL TWO: EASEMENT FOR UTILITIES, INGRESS AND EGRESS AS RESERVED IN DEED RECORDED JANUARY 15, 1985 AS DOCUMENT 1708349 MADE BY CLARENCE D. BURNIDGE AND OTHERS TO WESTMINISTER PRESBYTERIAN CHURCH FOR THE BENEFIT OF PARCEL 1 OVER THAT PART OF THE EAST 1/2 OF SECTION 8, TOWNSHIP 41 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN. DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTH EAST CORNER OF SAID SECTION 8; THENCE NORTH 89 DEGREES, 41 MINUTES, 46 SECONDS WEST, ALONG THE NORTH LINE OF SAID SECTION 8, A DISTANCE OF 1134.97 FEET (RECORD BEING 1139.38
FEET); THENCE SOUTH 00 DEGREES, 02 MINUTES, 5 SECONDS WEST, ALONG A LINE THAT IF EXTENDED SOUTHERLY WOULD INTERSECT THE SOUTH LINE OF SAID SECTION 8 AT A POINT THAT IS 1067.26 FEET (RECORD BEING 1065.24 FEET), WESTERLY OF, AS MEASURED ALONG SAID SOUTHERLY LINE, THE SOUTH EAST CORNER OF SAID SECTION 8, (THIS LINE HEREAFTER REFERRED TO AS "LINE A"), A DISTANCE OF 370.00 FEET; THENCE NORTH 4 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 410.00 FEET; THENCE NORTH 40 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 50.00 FEET; THENCE NORTH 49 DEGREES, 44 MINUTES, 45 SECONDS WEST, A DISTANCE OF 200.00 FEET; THENCE NORTH 18 DEGREES, 15 MINUTES, 15 SECONDS EAST, A DISTANCE OF 360.00 FEET; THENCE NORTH 78 DEGREES, 4 MINUTES, 45 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH [ILLEGIBLE] DEGREES, 15 MINUTES, 15 SECONDS WEST, A DISTANCE OF 310.00 FEET; THENCE SOUTH 0 DEGREES, 18 MINUTES, 14 SECONDS WEST, A DISTANCE OF 204.24 FEET TO THE SOUTH LINE OF THE SOUTH EAST 1/4 OF SECTION 5, TOWNSHIP AND RANGE AFORESAID; THENCE SOUTH 89 DEGREES, 41 MINUTES,

                              SCHEDULE A CONTINUED

SECONDS EAST, ALONG SAID SOUTH LINE, A DISTANCE OF 360.40 FEET TO A POINT THAT IS 440.00 FEET WESTERLY OF "LINE A", AS MEASURED ALONG THE SOUTH LINE OF SAID
SECTION 5; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, PARALLEL WITH SAID "LINE A", A DISTANCE OF 884.94 FEET; THENCE SOUTH 89 DEGREES, 57 MINUTES, 10 SECONDS EAST, A DISTANCE OF 407.00 FEET TO A POINT ON A LINE THAT IS 33.00 FEET WESTERLY OF, AS MEASURED AT RIGHT ANGLES AND PARALLEL WITH SAID "LINE A"; THENCE SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 386.51 FEET TO A POINT (THIS POINT HEREAFTER REFERRED TO AS POINT "B"); THENCE CONTINUING SOUTH 00 DEGREES, 02 MINUTES, 50 SECONDS WEST, ALONG SAID PARALLEL LINE, A DISTANCE OF 1400.00 FEET TO THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON WEST HIGHLAND ACRES, BEING A SUBDIVISION OF PART OF SAID SECTION 8; THENCE SOUTH 44 DEGREES, 19 MINUTES, 17 SECONDS EAST, ALONG SAID CENTER LINE, A DISTANCE OF 47.19 FEET; THENCE SOUTH 44 DEGREES, 36 MINUTES, 23 SECONDS EAST, ALONG THE CENTER LINE OF HIGHLAND AVENUE ROAD AS PLATTED ON THE THIRD ADDITION TO ALMORA HEIGHTS, BEING A SUBDIVISION OF PART OF SECTIONS 5 AND 17, TOWNSHIP AND RANGE AFORESAID, A DISTANCE OF 311.25 FEET; THENCE SOUTHEASTERLY, ALONG SAID CENTER LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 8040.94 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 147.00 FEET FOR THE POINT OF BEGINNING; THENCE CONTINUING SOUTHEASTERLY, ALONG SAID CURVE AND CENTER LINE, A DISTANCE OF 163.03 FEET TO A POINT THAT IS 471.64 FEET, AS MEASURED ALONG A LINE THAT BEARS SOUTH 09 DEGREES, 53 MINUTES, 43 SECONDS WEST, FROM A POINT ON THE SOUTH LINE OF THE NORTH EAST 1/4 OF SAID SECTION 8 THAT IS 586.10 FEET WESTERLY OF, AS MEASURED ALONG SAID SOUTH LINE, THE SOUTH EAST CORNER OF SAID NORTH EAST 1/4; THENCE NORTH 09 DEGREES, 53 MINUTES, 43 SECONDS EAST, A DISTANCE OF 471.64 FEET TO SAID POINT ON THE SOUTH LINE OF THE NORTH EAST 1/4; THENCE NORTH 08 DEGREES, 39 MINUTES, 29 SECONDS EAST, A DISTANCE OF 250.00 FEET, BEING ALONG A LINE THAT IF EXTENDED NORTHEASTERLY WOULD INTERSECT A LINE THAT BEARS SOUTH 74 DEGREES, 42 MINUTES, 13 SECONDS EAST AT A POINT THAT IS 764.00 FEET FROM THE AFORESAID POINT "B"; THENCE NORTH 81 DEGREES, 20 MINUTES, 31 SECONDS WEST, A DISTANCE OF 66.00 FEET; THENCE SOUTH 08 DEGREES, 39 MINUTES, 29 SECONDS WEST, A DISTANCE OF 249.29 FEET; THENCE SOUTH 09 DEGREES, 53 MINUTES, 43 SECONDS WEST, A DISTANCE OF 194.65 FEET TO A POINT OF CURVE; THENCE SOUTHWESTERLY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 271.03 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF
161.78 FEET; THENCE SOUTH 44 DEGREES, 06 MINUTES, 40 SECONDS WEST, TANGENT TO THE LAST DESCRIBED CURVE, A DISTANCE OF 40.00 FEET TO THE POINT OF BEGINNING, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL THREE:
FLETCHER DRIVE (A PRIVATE ROAD) AS ESTABLISHED ON THE PLAT OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

                              SCHEDULE A CONTINUED

PARCEL FOUR:
LOT 1 OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL FIVE:
LOT 2 OF OAK CREEK, IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.

PARCEL SIX: THAT PART OF THE NORTH WEST 1/4 OF SECTION 9, TOWNSHIP 41 NORTH, RANGE 8 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE INTERSECTION OF THE NORTH LINE OF SAID NORTH WEST 1/4 WITH THE CENTER LINE OF RANDALL ROAD; THENCE SOUTHWESTERLY ALONG SAID CENTER LINE, A DISTANCE OF
839.3 FEET; THENCE WESTERLY ALONG A LINE THAT FORMS AN ANGLE OF 71 DEGREES, 30 MINUTES, 0 SECONDS TO THE RIGHT WITH THE PROLONGATION OF THE LAST DESCRIBED COURSE, A DISTANCE OF 42.18 FEET TO THE WESTERLY LINE OF RANDALL ROAD FOR THE POINT OF BEGINNING; THENCE WESTERLY ALONG AN EXTENSION OF THE LAST DESCRIBED COURSE, BEING ALONG THE NORTHERLY LINE OF FLETCHER DRIVE, AS PLATTED IN OAK CREEK, A SUBDIVISION OF PART OF SECTIONS 8 AND 9, TOWNSHIP AND RANGE AFORESAID, A DISTANCE OF 211.31 FEET; THENCE WESTERLY ALONG SAID NORTHERLY LINE, BEING ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 194.03 FEET AND BEING TANGENT TO THE LAST DESCRIBED COURSE, A DISTANCE OF 76.93 FEET TO THE SOUTH EAST CORNER OF LOT 1 IN SAID OAK CREEK; THENCE NORTHERLY ALONG THE EAST LINE OF SAID LOT 1; A DISTANCE OF 385.70 FEET TO THE NORTH EAST CORNER OF SAID LOT 1; THENCE SOUTHEASTERLY ALONG A LINE THAT FORMS AN ANGLE OF 98 DEGREES, 53 MINUTES, 0 SECONDS TO THE RIGHT WITH THE PROLONGATION OF THE LAST DESCRIBED COURSE, A DISTANCE OF 428.09 FEET TO A POINT ON THE WESTERLY LINE OF RANDALL ROAD THAT IS
352.95 FEET NORTHEASTERLY OF, AS MEASURED ALONG SAID WESTERLY LINE, THE POINT OF BEGINNING; THENCE SOUTHWESTERLY ALONG SAID WESTERLY LINE, A DISTANCE OF 352.95 FEET TO THE POINT OF BEGINNING (EXCEPT THAT PART FALLING EASTERLY OF THE NEW WESTERLY RIGHT OF WAY LINE, AS MONUMENTED, OF RANDALL ROAD), IN THE TOWNSHIP OF ELGIN, KANE COUNTY, ILLINOIS.